o BT INVESTMENT FUNDS o

                                 SMALL CAP FUND

                               SEMI-ANNUAL REPORT

                                  MARCH o 1998

Small Cap Fund

Table of Contents

              Letter to Shareholders                                           3

              Small Cap Fund

                 Statement of Assets and Liabilities                           5
                 Statement of Operations                                       5
                 Statements of Changes in Net Assets                           6
                 Financial Highlights                                          6
                 Notes to Financial Statements                                 7

              Small Cap Portfolio

                Statement of Net Assets                                        8
                Statement of Operations                                        9
                Statements of Changes in Net Assets                           10
                Financial Highlights                                          10
                Notes to Financial Statements                                 11

                              -------------------

The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

                              -------------------

Small Cap Fund

Letter to Shareholders

We are pleased to present you with this semi-annual report for the BT Investment Small Cap Fund, providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The BT Investment Small Cap Fund (the "Fund") had a total return of (2.12)%* for the six months ended March 31, 1998, as compared to 6.37% for the Russell 2000 Index**, 2.71% for the Russell 2000 Growth Index**, and 5.32% for the Lipper Small Cap Growth Average***. Since its inception on October 21, 1993, the Fund delivered a total return of 169.87% cumulatively, or 25.05% annualized, as of March 31, 1998. The Fund returned 52.09% for the year ended March 31, 1998.

MARKET ACTIVITY

Overall, the six months ended March 31, 1998 were a period of significant volatility for small capitalization growth stocks. The last quarter of 1997 was disappointing from a performance perspective; the first quarter of 1998 was much improved. Here's why.

At the start of the fourth quarter of 1997, small cap growth stocks had just experienced a five month period during which they had outperformed both the midcap and large cap segments of the market, and within the small cap sector, growth had outperformed value. Not surprisingly, small cap stocks were somewhat extended. In addition, the effects of the Asian financial crises began to spread about this time. Small cap growth stocks came under pressure as U.S. investors sought both to lock in gains with year end profit taking and to discount the expected negative impact these crises would have on the earnings growth of companies with significant exposure to Asia--especially the technology stocks. In addition, in their search for perceived "safe havens" and liquidity, investors tended to turn their focus to more value-oriented stocks and large cap names.

          -----------------
             Objective

Seeks to provide  long-term  capital  growth
by investing  primarily in equity  securities
of smaller  companies.  Current income is a
secondary goal.(dagger)
          -----------------

The new year began inconspicuously, as the small cap market continued to reconcile the impact of events in Asia, with corporate guidance given during year end financial reporting. As a result, expectations for both fourth quarter earnings results and first quarter earnings estimates were tempered. But as the first quarter progressed, investor sentiment toward small cap growth stocks improved for a number of reasons. First, the impact of the Asian crisis became clearer and somewhat measurable, and the situation was not as bad as many had expected. Second, the earnings growth of small cap companies continued to be strong. Even the earnings growth of many companies with international exposure was sustained as a result of strong growth in the U.S. and Europe despite Asian difficulties . Third, those companies that were more negatively impacted by Asian issues had already lowered expectations enough that investors were no longer as concerned about these effects or worried about further disappointing surprises. Fourth, relative valuations of small stocks were significantly reduced and reached levels approaching those of the spring of 1997 at which point they were at a four year low. Finally, stable to rising overall market levels following a volatile fourth calendar quarter for all equity markets helped settle investors' desire for "safe havens" and more liquid names and served to boost sentiment surrounding small cap stocks. As a result, small cap growth stocks' performance improved in February and March, and for the overall first calendar quarter, this sector participated with other segments of the stock market in a robust rally. Underlying all these reasons and continuing into the second quarter of 1998 were sustained strong U.S. economic conditions, few signs of inflation, and stable interest rates.


          -----------------
         Investment Instruments

Generally common stocks of smaller U.S.
corporations and, to a lesser extent, for-eign corporations.

          -----------------


Ten Largest Stock Holdings

  JDA Software Group, Inc.          Beringer Wine Estates
                                      Holdings, Inc. - Class B
--------------------------------------------------------------------
  Cliffs Drilling Company           Dril-Quip, Inc.
--------------------------------------------------------------------
  Marine Drilling Companies, Inc.   Advantage Learning Systems, Inc.
--------------------------------------------------------------------
  Whittman-Hart, Inc.               Twilab Corporation
--------------------------------------------------------------------
  Saville Systems PLC - ADR         Harbinger Corporation
--------------------------------------------------------------------


INVESTMENT REVIEW

The Fund's relative performance was hampered by its growth-oriented investment style during the first three months of the semi-annual period, but it was, likewise, helped significantly by a return to growth style investing in the remaining months of the period. In fact, the Fund outperformed both its Lipper category average and its benchmarks during the rally of the first calendar quarter. The Fund's outperformance during these months was primarily driven by strong stock selection.

Relative sector positioning had a mixed effect on performance. For example, in the fourth quarter of 1997, the Fund was underweight in the outperforming value-oriented sectors of utilities, financial services, and consumer staples and was overweight in the poorly performing growth-oriented technology sector. However, that same strategy worked to the Fund's favor in the next quarter, when technology was among the best performing sectors as was the consumer discretionary sector. The Fund's overweight positions in energy and health care, both among the worst performers during this six month period, negatively impacted performance.

MANAGERS OUTLOOK

Going forward, we are encouraged by the environment for small cap growth stocks. Earnings growth remains relatively robust; valuation levels are still very attractive; and investor sentiment is positive. In general, the companies the Fund owns are experiencing strong


* Performance quoted represents past performance and is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 Index is an indicator of small company growth performance; the Russell 2000 Growth Index is comprised of the Russell 2000 Index securities with greater-than-average growth orientations. Indexes are unmanaged, and investments cannot be made in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

+ In view of the long term capital growth objective of the Fund and the smaller size of the companies in which it invests, the risks of investment in the Fund may be greater than in the general equity markets.

Small Cap Fund

Letter to Shareholders

                    Diversification of Portfolio Investments

                         By Theme as of March 31, 1998

                    (percentages are based on market value)

                            [PIE CHART APPEARS HERE]

Our Strengthening                            Productivity Enhancement 5%
Financial Structure 5%
                                             Stores of Value 6%
New Health Care
Paradigm 9%                                  Telecommunications
                                                             9%
New Consumer
9%                                           Other 22%(dagger)

Move to                                      America's Changing
Outsourcing 4%                                 Leisure Time 4%

Managing the                                 Client Server Computing 5%
Information Age 8%

Life on the Net 7%

Energizing the Globe 7%

----------
(dagger) Includes cash and themes with weightings of less than 4%.

fundamental growth in earnings and are expressing upbeat outlooks for the remainder of 1998. Given the strong fundamental outlook and compelling valuations, we believe the Fund continues to be well positioned in the small cap growth sector for the near future. Over the longer term, it has been shown that investors will pay for reasonably priced earnings growth.

Still, as we have seen just in the most recent semi-annual period, returns can be volatile in the short term, and thus it is important to remember that investors should take a long-term view when investing in this segment of the market. We remain disciplined in our process, and we continue to focus on companies that offer compelling valuations relative to their growth rates. Given the recent high volatility of the stock market, we also remain focused on companies that have strong, consistent earnings and revenue growth.

We remain dedicated to our use of extensive fundamental research, as well as to our thematic approach and screening process, as we seek to identify attractive investment opportunities in unrecognized growth companies and sectors. As we look ahead, we are particularly emphasizing select companies in the technology area, such as those providing software and services enabling corporations to increase their productivity, as well as companies in the telecommunications sector, as we believe many of these companies will benefit from deregulation, consolidation, and market expansion. We are also focusing on the consumer sector, as it should benefit from a robust economy and strong consumer spending. In addition, we have found attractive investment opportunities in such niche areas as airlines and homebuilders. Finally, we continue to strictly adhere to our sell discipline to help mitigate risk and to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.

We value your ongoing support of the Small Cap Fund and look forward to serving your investment needs in the years ahead.


                               /s/ Mary P. Dugan
                               _________________
                                 Mary P. Dugan

                               /s/ Timothy Woods
                               _________________
                                 Timothy Woods

                        Timothy Woods and Mary P. Dugan
                           Portfolio Managers of the
                              Small Cap Portfolio
                                  March 31, 1998

Performance Comparison

Comparison of Change in Value of a $10,000 Investment in the Small Cap Fund and the Russell 2000 Index since October 31, 1993.

                   [GRAPH APPEARS HERE-SEE PLOT POINTS BELOW]


        Small Cap Fund - $26,987    Russell 2000 Index - $19,788
        ------------------------    ----------------------------
Oct-93            10,000                        10,000
Dec-93            10,326                        10,002
Mar-94            10,375                         9,735
Jun-94             9,951                         9,354
Sep-94            11,451                        10,004
Dec-94            12,320                         9,819
Mar-95            14,107                        10,272
Jun-95            15,903                        11,236
Sep-95            18,263                        12,345
Dec-95            19,536                        12,613
Mar-96            21,049                        13,256
Jun-96            23,181                        13,919
Sep-96            23,074                        13,967
Dec-96            20,884                        14,693
Mar-97            17,517                        13,933
Jun-97            20,917                        16,192
Sep-97            27,217                        18,602
Dec-97            23,940                        17,980
Mar-98            26,987                        19,788


           Past performance is not indicative of future performance.


       ------------
Total Return for the Period
   Ended March 31, 1998

Six Months   Since 10/21/93*
  -2.12%        25.05%**

*  The Fund's inception date.
** Annualized.

Investment return and principal value
may fluctuate so that shares, when
redeemed, may be worth more or less
than their original cost.
       ------------

Small Cap Fund

Statement of Assets and Liabilities  March 31, 1998 (unaudited)


Assets

   Investment in Small Cap Portfolio, at Value                                                                 $   258,592,675
   Receivable for Shares of Beneficial Interest Subscribed                                                           7,713,311
   Prepaid Expenses and Other                                                                                           20,068
                                                                                                               ---------------
Total Assets                                                                                                       266,326,054
                                                                                                               ---------------
Liabilities
   Due to Bankers Trust                                                                                                137,901
   Payable for Shares of Beneficial Interest Redeemed                                                                  252,660
   Accrued Expenses and Other                                                                                           17,432
                                                                                                               ---------------
Total Liabilities                                                                                                      407,993
                                                                                                               ---------------
Net Assets                                                                                                     $   265,918,061
Composition of Net Assets                                                                                      ===============
   Paid-in Capital                                                                                             $   205,085,581
   Undistributed Net Investment Loss                                                                                  (959,483)
   Undistributed Net Realized Gain from Investment Transactions                                                     10,901,075
   Net Unrealized Appreciation on Investments                                                                       50,890,888
                                                                                                               ---------------
Net Assets                                                                                                     $   265,918,061
                                                                                                               ===============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares outstanding)                     $20.46
                                                                                                               ===============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of beneficial interest authorized)       12,996,201
                                                                                                               ===============


Statement of Operations  For the six months ended March 31, 1998 (unaudited)

Investment Income
   Expenses in Excess of Income Allocated from Small Cap Portfolio, net                                        $      (171,663)
                                                                                                               ---------------
Expenses
   Administration and Services Fees                                                                                    788,340
   Printing and Shareholder Reports                                                                                      6,217
   Registration Fees                                                                                                     5,849
   Professional Fees                                                                                                     4,721
   Trustees Fees                                                                                                         1,314
   Miscellaneous                                                                                                         2,467
                                                                                                               ---------------
   Total Expenses                                                                                                      808,908
   Less Expenses Absorbed by Bankers Trust                                                                             (21,088)
                                                                                                               ---------------
      Net Expenses                                                                                                     787,820
                                                                                                               ---------------
Net Investment Loss                                                                                                   (959,483)
                                                                                                               ---------------
Realized and Unrealized Gain (Loss) on Investments
   Net Realized Gain from Investment Transactions                                                                   26,045,690
   Net Change in Unrealized Appreciation/Depreciation on Investment                                                (31,683,356)
                                                                                                               ---------------
Net Realized and Unrealized Loss on Investment                                                                      (5,637,666)
                                                                                                               ---------------
Net Decrease in Net Assets from Operations                                                                     $    (6,597,149)
                                                                                                               ===============

                  See Notes to Financial Statements on Page 7

Small Cap Fund

Statements of Changes in Net Assets

                                                                                  For the            For the
                                                                             six months ended      year ended
                                                                              March 31, 1998+  September 30, 1997
                                                                             ----------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Income                                               $      (959,483)   $    (1,751,995)
   Net Realized Gain from Investment Transactions                                  26,045,690         21,511,447
   Net Change in Unrealized Appreciation/Depreciation on Investments              (31,683,356)        20,305,688
                                                                              ---------------     --------------
Net Increase (Decrease) in Net Assets from Operations                              (6,597,149)        40,065,140
                                                                              ---------------     --------------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions                                 (25,572,431)       (13,993,488)
                                                                              ---------------     --------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                  212,636,704        248,556,213
   Dividend Reinvestments                                                          17,676,714         10,338,678
   Cost of Shares Redeemed                                                       (218,547,985)      (240,880,564)
                                                                              ---------------     --------------
Net Increase from Capital Transactions in Shares of Beneficial Interest            11,765,433         18,014,327
                                                                              ---------------     --------------
Total Increase (Decrease) in Net Assets                                           (20,404,147)        44,085,979
Net Assets
Beginning of Period                                                               286,322,208        242,236,229
                                                                              ---------------     --------------
End of Period Including Undistributed Net Investment Income (Loss) of
   ($959,483) and -0- respectively                                            $   265,918,061    $   286,322,208
                                                                              ===============    ===============


Financial Highlights

Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for the periods indicated for the Small Cap Fund.


                                                                    For the years ended            For the period
                                                                       September 30,              October 21, 1993
                                                  For the                                         (Commencement of
                                             six months ended   ----------------------------       Operations) to
                                              March 31, 1998+   1997       1996         1995     September 30, 1994
                                             ---------------- --------   --------     --------   ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period               $23.68       $21.66      $18.50       $11.60        $10.00
                                                   ------       ------      ------       ------        ------
Income fromInvestment Operations
   Expenses in Excess of Income                     (0.07)       (0.14)      (0.12)       (0.04)        (0.03)
   Net Realized and Unrealized Gain (Loss)
      on Investments                                (0.85)        3.58        4.65         6.94          1.63
                                                   ------       ------      ------       ------        ------
Total Income (Loss) from Investment Operations      (0.92)        3.44        4.53         6.90          1.60
Distributions to Shareholders
   Net Realized Gain from Investment Transactions   (2.30)       (1.42)      (1.37)          --            --
                                                   ------       ------      ------       ------        ------
Net Asset Value, End of Period                     $20.46       $23.68      $21.66       $18.50        $11.60
                                                   ======       ======      ======       ======        ======
Total Investment Return                             (2.12)%      17.90%      26.41%       59.48%        17.06%*
Supplemental Data and Ratios:

   Net Assets, End of Period (000s omitted)      $265,918     $286,322    $242,236     $122,935       $21,332
   Ratios to Average Net Assets:
      Expenses in Excess of Income                  (0.79)%*     (0.89)%     (0.70)%      (0.46)%       (0.58)%*
      Expenses, Including Expenses of the
        Small Cap Portfolio                          1.25%*       1.25%       1.25%        1.25%         1.25%*
      Decrease Reflected in Above Expense Ratio Due
        to Absorption of Expenses by Bankers Trust   0.18%*       0.03%       0.22%        0.34%         0.86%*

----------
+  Unaudited
*  Annualized

                  See Notes to Financial Statements on Page 7

Small Cap Fund

Notes to Financial Statements (unaudited)
Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Small Cap Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 21, 1993. The Fund invests substantially all of its assets in the Small Cap Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 1998, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Statement of Net Assets, are contained elsewhere in this report.

B. Investment Income

The Fund earns income, net of expenses, daily on its investment in the Portfolio and is recorded on the accrual basis. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. Dividends

It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

E. Other

The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.65 of 1% of the Fund's average daily net assets. Amounts owed under the Administration and Services Agreement amounted to $137,901 net of reimbursable expenses of $3,351 at March 31, 1998.

The Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the Act, Edgewood may seek reimbursement, at an annual rate not exceeding .20% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the six months ended March 31, 1998, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio. For the six months ended March 31, 1998, expenses of the Fund have been reduced by $21,088.

Certain officers of the Fund are also directors, officers and/or employees of Edgewood. None of the officers so affiliated received compensation for services as officers of the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively "the credit facilities" in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Note 3--Shares of Beneficial Interest

At March 31, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                           For the                        For the
                      six months ended                  year ended
                 March 31, 1998 (unaudited)          September 30, 1997
                ---------------------------        ---------------------------
                    Shares         Amount            Shares          Amount
                -------------   ------------       -----------    -----------
Sold              10,876,009    $212,636,704        13,234,894    $248,556,213
Reinvested         1,021,185      17,676,714           571,830      10,338,678
Redeemed         (10,990,936)   (218,547,985)      (12,902,495)   (240,880,564)
                 -----------    ------------        ----------    ------------
Net Increase         906,258    $ 11,765,433           904,229    $ 18,014,327
                 ==========     ============        ==========    ============

Small Cap Portfolio

Statement of Net Assets March 31, 1998 (unaudited)

Shares                  Description                                    Value
------                  -----------                                    -----
          COMMON STOCK - 98.47%
          America's Changing Leisure Time - 4.47%

 90,200   Avis Rent A Car, Inc. *                                  $  2,925,862
 40,500   Cinar Films, Inc. *                                         1,726,313
114,200   Nutraceutical lnternational Corporation*                    2,512,400
 45,500   Premier Parks, Inc. *                                       2,639,000
 52,900   Travel Services, International, Inc. *                      1,758,925
                                                                   ------------
                                                                     11,562,500
                                                                   ------------
          America's Educational Crisis - 1.31%
 98,300   Advantage Learning Systems, Inc.*                           3,379,062
                                                                   ------------
          America's Industrial Renaissance - 2.87%
 67,500   CompX International Inc. *                                  1,577,813
 69,700   Interface, Inc.                                             2,896,906
 79,100   Veeco Instruments Inc. *                                    2,941,531
                                                                   ------------
                                                                      7,416,250
                                                                   ------------
          Client Server Computing - 4.76%
104,800   Computer Products, Inc. *                                   2,443,150
140,700   Edify Corporation *                                         2,840,381
 46,500   Legato Systems, Inc. *                                      2,760,938
 38,900   Systems & Computer Technology Corporation*                  1,604,625
 66,800   Wind River Systems *                                        2,655,300
                                                                   ------------
                                                                     12,304,394
                                                                   ------------
          Consolidating America - 2.00%
107,100   Ivex Packaging Corporation *                                2,623,950
 66,500   JLK Direct Distribution Inc. - Class A *                    2,539,469
                                                                   ------------
                                                                      5,163,419
                                                                   ------------
          Energizing the Globe - 7.38%
131,100   Basin Exploration, Inc. *                                   2,703,937
 94,300   Cliffs Drilling Company *                                   3,895,769
106,700   Dril-Quip, Inc. *                                           3,467,750
 45,800   Friede Goldman International Inc. *                         1,322,475
171,300   Marine Drilling Companies, Inc. *                           3,704,362
 60,900   Pride International, Inc. *                                 1,453,988
260,100   Superior Energy Services, Inc. *                            2,535,975
                                                                   ------------
                                                                     19,084,256
                                                                   ------------
          Environmental Crisis - 0.95%
 97,100   Eastern Environmental Services, Inc. *                      2,463,912
                                                                   ------------
          Flourishing in the Managed Care Environment - 0.86%
 47,600   Pediatrix Medical Group, Inc.*                              2,213,400
                                                                   ------------
          Life on the Net - 6.63%
139,200   BroadVision, Inc.*                                          2,488,200
 48,800   CMG Information Services, Inc. *                            2,827,350
119,000   CyberShop International, Inc. *                             1,115,625
105,500   E*TRADE Group, Inc. *                                       2,630,906
 85,300   Harbinger Corporation *                                     3,220,075
 38,000   ONSALE, Inc. *                                              1,178,000
 50,200   Preview Travel, Inc. *                                      1,631,500
 63,200   SportsLine USA, Inc. *                                      2,046,100
                                                                   ------------
                                                                     17,137,756
                                                                   ------------
          Life Sciences Revolution - 2.53%
  2,300   Aviron *                                                       53,188
 79,000   Ergo Science Corporation *                                  1,189,937
 71,500   GelTex Pharmaceuticals, Inc. *                              1,930,500
 23,800   MedImmune, Inc. *                                           1,311,975
 65,900   PAREXEL International Corporation *                         2,059,375
                                                                   ------------
                                                                      6,544,975
                                                                   ------------


Shares                  Description                                    Value
------                  -----------                                    -----
          Managing the Information Age - 8.10%                     $  2,518,450
 48,200   Abacus Direct Corporation *                                 2,528,913
 61,400   Computer Task Group, Inc.                                   1,270,800
 70,600   Fundtech Ltd. *                                               128,287
  3,300   ISS Group, Inc. *                                           3,941,875
 74,200   JDA Software Group, Inc. *
 62,700   Transaction Systems Architects, Inc. - Class A *            2,437,462
 77,300   USWeb Corporation *                                         1,710,263
 29,200   VeriSign, Inc. *                                            1,284,800
 25,000   VERITAS Software Corporation *                              1,478,125
 80,800   Whittman-Hart, Inc. *                                       3,656,200
                                                                   ------------
                                                                     20,955,175
                                                                   ------------
          Move to Outsourcing - 4.15%                                 2,543,744
 69,100   ASA Holdings, Inc.                                          3,091,969
 88,500   HA-LO Industries, Inc. *                                    1,147,500
 45,900   Hagler Bailly, Inc. *
 73,100   INSpire Insurance Solutions, Inc. *                         2,430,575
 30,400   The Metzler Group, Inc. *                                   1,512,400
                                                                   ------------
                                                                     10,726,188
                                                                   ------------
          New Consumer - 8.57%
 69,000   Beringer Wine Estates Holdings, Inc. - Class B *            3,562,125
 80,700   Columbia Sportswear Company *                               1,704,788
 80,100   Gadzooks, Inc. *                                            1,792,237
144,500   Helen of Troy Ltd. *                                        2,682,281
 43,900   Pacific Sunwear of California *                             1,821,850
 38,100   THQ, Inc. *                                                   890,588
 81,200   Twinlab Corporation *                                       3,288,600
 46,800   Wild Oats Markets, Inc. *                                   1,667,250
 99,300   Windmere-Durable Holdings, Inc. *                           2,581,800
 76,800   Wolverine World Wide, Inc.                                  2,169,600
                                                                   ------------
                                                                     22,161,119
                                                                   ------------
          New Health Care Paradigm - 8.78%
 62,995   Concentra Managed Care, Inc. *                              1,937,096
 71,300   Cytyc Corporation *                                         1,782,500
 59,400   Envoy Corporation *                                         2,554,200
 37,400   Healthcare Financial Partners, Inc. *                       1,771,825
 49,300   Medicis Pharmaceutical Corporation *                        2,150,712
 81,700   Ocular Sciences, Inc. *                                     2,604,188
105,100   Priority Healthcare Corporation *                           1,878,663
 35,100   Safeskin Corporation *                                      2,593,013
 77,000   Superior Consultant Holdings Corporation *                  2,762,375
 80,333   Total Renal Care Holdings, Inc. *                           2,676,093
                                                                   ------------
                                                                     22,710,665
                                                                   ------------
          Our Strengthening Financial Structure - 5.30%
 71,800   Bay View Capital Corporation                                2,495,050
 38,700   CMAC Investment Corporation.                                2,583,225
 43,833   Legg Mason, Inc.                                            2,599,845
 75,800   Mutual Risk Management Ltd.                                 2,567,725
 23,000   PAULA Financial                                               546,250
 67,150   Raymond James Financial, Inc.                               2,925,222
                                                                   ------------
                                                                     13,717,317
                                                                   ------------
          Productivity Enhancement - 5.06%
 64,500   Aspen Technology, Inc. *                                    2,660,625
 64,700   Platinum Software Corporation *                             1,504,275
 50,700   QuickResponse Services, lnc. *                              2,712,450
 71,000   Saville Systems PLC - ADR *                                 3,638,750
 60,000   Visio Corporation *                                         2,580,000
                                                                   ------------
                                                                     13,096,100
                                                                   ------------

                  See Notes to Financial Statements on Page 11

Small Cap Portfolio

Statement of Net Assets March 31, 1998 (unaudited)


Shares                  Description                                    Value
------                  -----------                                    -----
          Return to Home Ownership - 2.94%

 67,100   American Homestar Corporation *                          $  1,522,331
113,300   D.R. Horton, Inc.                                           2,407,625
145,800   Integrated Electrical Services, Inc. *                      2,897,775
 20,700   Palm Harbor Homes, Inc. *                                     763,313
                                                                   ------------
                                                                      7,591,044
                                                                   ------------
          Revaluation of Real Estate - 0.53%
 48,200   Trammell Crow Company *                                     1,373,700
                                                                   ------------
          Special Situations - 1.44%
 34,600   Celestial Seasonings, Inc. *                                1,418,600
 62,900   SkyWest, Inc.                                               2,295,850
                                                                   ------------
                                                                      3,714,450
                                                                   ------------
          Stores of Value - 6.06%
 52,100   Brylane, Inc. *                                             2,920,856
 41,500   Cost Plus, Inc. *                                           1,318,922
 99,800   Duane Reade, Inc. *                                         2,551,137
 93,400   Fingerhut Companies, Inc.                                   2,422,563
103,400   Fred's, Inc.                                                2,572,075
 38,600   Knoll, Inc. *                                               1,488,512
 65,100   The Men's Wearhouse, Inc. *                                 2,408,700
                                                                   ------------
                                                                     15,682,765
                                                                   ------------

          Telecommunications - 9.35%
129,000   Digital Microwave Corporation *                             1,902,750
116,600   Electric Lightwave, Inc. *                                  2,332,000
114,600   Excel Switching Corporation *                               2,893,650
155,600   GST Telecommunications, Inc. *                              2,343,725
 91,350   Level One Communications, Inc. *                            2,146,725
128,500   P-COM, Inc. *                                               2,570,000
108,700   Premisys Communications, Inc. *                             3,118,331


Shares                  Description                                    Value
------                  -----------                                    -----
 88,700    REMEC, Inc. *                                           $  2,544,581
 64,000    Sawtek, Inc. *                                             1,624,000
 48,600    STAR Telecommunications, Inc. *                            2,703,375
                                                                   ------------
                                                                     24,179,137
                                                                   ------------
           The Greying of America - 1.03%
123,100    Assisted Living Concepts, Inc. *                           2,662,037
                                                                   ------------
           The Ubiquitous Semiconductor - 3.40%
 50,800    Lattice Semiconductor Corporation *                        2,613,025
 49,900    Photronics, Inc. *                                         1,397,200
 52,500    PRI Automation, Inc. *                                     1,374,844
 36,300    SIPEX Corporation *                                        1,197,900
 85,400    SpeedFam International, Inc. *                             2,204,387
                                                                   ------------
                                                                      8,787,356
                                                                   ------------
Total Common Stock (Cost $205,526,077)                              254,626,977
                                                                   ------------
           SHORT TERM INSTRUMENT - 0.17%
           Mutual Fund - 0.17%
439,728    BT Institutional Cash Management Fund
            (Cost $439,728)                                        $    439,728
                                                                   ------------
Total Investments (Cost $205,965,805)               98.64%          255,066,705
Other Assets in Excess of Liabilities                1.36%            3,525,994
                                                   ------          ------------
Net Assets                                         100.00%         $258,592,699
                                                   ======          ============
----------
* Non-Income Producing Security

The following abbreviation is used in portfolio descriptions:
ADR - American Depository Receipt

Statement of Operations For the six months ended March 31, 1998 (unaudited)

 Investment Income
   Dividends                                                           $       186,076
   Interest                                                                    371,364
                                                                       ---------------
Total Investment Income                                                        557,440
                                                                       ---------------
Expenses
   Advisory Fees                                                               789,861
   Administration and Services Fees                                            121,582
   Professional Fees                                                            12,729
   Trustees Fees                                                                 1,045
   Miscellaneous                                                                   338
                                                                       ---------------
   Total Expenses                                                              925,555
   Less Expenses Absorbed by Bankers Trust                                    (196,452)
                                                                       ---------------
      Net Expenses                                                             729,103
                                                                       ---------------
Expenses in Excess of Income                                                  (171,663)
                                                                       ---------------

Realized and Unrealized Gain (Loss) on Investments
   Net Realized Gain from Investment Transactions                           26,045,692
   Net Change in Unrealized Appreciation/Depreciation on Investments       (31,683,360)
                                                                       ---------------
Net Realized and Unrealized (Loss) on Investments                           (5,637,668)
                                                                       ---------------
Net Decrease in Net Assets from Operations                             $    (5,809,331)
                                                                       ===============

                   See Notes to Financial Statements on Page 11

Small Cap Portfolio

Statements of Changes in Net Assets


                                                                                  For the            For the
                                                                             six months ended      year ended
                                                                              March 31, 1998+  September 30, 1997
                                                                             ----------------  ------------------
Increase (Decrease) in Net Assets from:
Operations

   Expenses in Excess of Income                                               $      (171,663)   $      (480,079)
   Net Realized Gain from Investment Transactions                                  26,045,692         21,635,104
   Net Change in Unrealized Appreciation/Depreciation on Investments              (31,683,360)        19,884,098
                                                                              ---------------    ---------------
Net Increase (Decrease) in Net Assets from Operations                              (5,809,331)        41,039,123
                                                                              ---------------    ---------------
Capital Transactions
   Proceeds from Capital Invested                                                 223,444,346        256,648,577
   Value of Capital Withdrawn                                                    (244,920,665)      (257,424,442)
                                                                              ---------------    ---------------
Net Decrease in Net Assets from Capital Transactions                              (21,476,319)          (775,865)
                                                                              ---------------    ---------------
Total Increase (Decrease) in Net Assets                                           (27,285,650)        40,263,258
Net Assets
Beginning of Period                                                               285,878,349        245,615,091
                                                                              ---------------    ---------------
End of Period                                                                 $   258,592,699    $   285,878,349
                                                                              ===============    ===============


Financial Highlights

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Small Cap Portfolio.

                                                                                                              For the period
                                                                                For the years ended          October 31, 1993
                                                            For the                September 30,              Commencement of
                                                        six months ended   ----------------------------       Operations) to
                                                         March 31, 1998+    1997        1996       1995      September 30, 1994
                                                        ----------------  --------    --------   --------   ------------------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)                 $258,593      $285,878    $245,615   $123,828         $21,328
   Ratios to Average Net Assets:
      Net Investment Income (Expenses in
        Excess of Income)                                      (0.14)%*      (0.24)%     (0.05)%     0.19%           0.07%*
      Expenses                                                  0.60%*        0.60%       0.60%      0.60%           0.60%*
      Decrease Reflected in Above Expense Ratio Due to
        Absorption of Expenses by Bankers Trust                 0.16%*        0.17%       0.17%      0.19%           0.38%*
   Portfolio Turnover Rate                                       108%          188%        159%       161%            154%


----------
+  Unaudited
*  Annualized

                  See Notes to Financial Statements on Page 11

Small Cap Portfolio

Notes to Financial Statements

Note 1--Organization and Significant Accounting Policies
A.  Organization

The Small Cap Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and commenced operations on October 21, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B.  Security Valuation

The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C.  Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Interest Income includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded by the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D.  Repurchase Agreements

The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E.  Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

F.  Option Contracts

The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a gain or loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G.  Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets. Amounts owed under the Administration and Services Agreement amounted to $21,748 at March 31, 1998.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets. Accrued Advisory fees amounted to $106,432, net of reimbursable expenses of $34,927 at March 31, 1998.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .60% of the average daily net assets of the Portfolio. For the six months ended March 31, 1998, expenses of the Portfolio have been reduced by $196,452.

Certain officers of the Portfolio are also directors, officers and/or employees of Edgewood Services, Inc. None of the officers so affiliated received compensation for services as officers of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of March 31, 1998 amounted to $371,432 and are included in interest income.

Small Cap Portfolio

Notes to Financial Statements

The Portfolio is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 1998 were $255,175,336 and $248,789,687, respectively. Additionally, at March 31, 1998 payable for securities purchased amounted to $9,143,142.

The tax basis of investments held at March 31, 1998 was $206,555,383. The aggregate gross unrealized appreciation for all investments was $52,061,869 and the aggregate gross unrealized depreciation for all investments was $3,550,547.

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                                       13

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                                       14

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                                       15

BT INVESTMENT FUNDS

SMALL CAP FUND


Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022

                            -----------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This must be preceded or accompanied by a current prospectus of the Fund.

                            -----------------------



                                                               STA498100 (5/98)